SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 8, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1000 QWEST TOWER, 555 SEVENTEENTH STREET          DENVER, COLORADO         80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-291-1400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS


     The Registrant issued a press release on July 8, 1998 and filed a Current Report on Form 8-K on the same date with a copy of the press release attached as
Exhibit 99.1. The form of press release filed with the Form 8-K was not an accurate copy of the press release issued, and this Amendment No. 1 to Current Report on Form 8-K/A is being filed with an accurate copy of the press release issued attached as Exhibit 99.1.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Exhibit 99.1  Press release of the Registrant dated July 8, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                     QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  July 9, 1998                  By: /s/ ROBERT S. WOODRUFF
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                                             Robert S. Woodruff
                                             Executive Vice President - Finance,
                                             Chief Financial Officer and
                                             Treasurer